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Exhibit 10.2

DELIVERY SERVICE PARTNER PROGRAM AGREEMENT

Welcome to the Delivery Service Partner program (the “Program”). This Delivery Service Partner Program Agreement (this “Agreement”), which incorporates the Program Policies (as defined below), is effective as of the date of last signature below (the “Effective Date”) and governs the transportation, delivery, and related services (the “Services”) performed by the business entity that you represent (“your company”). This Agreement constitutes a legally binding agreement between Amazon Canada Fulfillment Services, ULC (“Amazon”, “we”, “us” or “our”) and your company. All references to this Agreement include the Program Policies. If there is a conflict between the Program Policies and any other section of this Agreement, the Program Policies will prevail. You agree, on behalf of your company, to bind your company to all of the terms and conditions of this Agreement, and you represent and warrant that you have legal authority to bind your company to this Agreement.

1.	Term; Services; Program Policies.

(a)
This Agreement will start on the Effective Date and will continue until [***] after the next occurring March 31 or September 30, whichever comes first (the “Initial Term”). For example, if your company begins to provide Services in [***], the Initial Term will continue until [***]. At the end of the Initial Term, this Agreement will automatically renew for successive [***] periods (each new [***] period, a “Renewal Term”, and the Initial Term together with each Renewal Term, the “Term”). If either party does not want to renew this Agreement, that party must notify the other party at least [***]before the end of the Initial Term or then-current Renewal Term, as applicable. For example, if the Initial Term expires on [***], and your company does not want to provide Services beyond that date, your company would need to notify us on or before [***]. Nothing in this section prevents either party from terminating this Agreement earlier in accordance with the provisions of Section 6 (Termination) below.

(b)	During the Term, your company agrees to provide Services to us and to comply with this Agreement when providing Services.

(c)
From time to time, we may establish additional terms, conditions, policies, guidelines, standards, and rules that will apply to the Services that your company provides under this Agreement. We call these “Program Policies”. The initial Program Policies are included in Exhibit A attached to this Agreement. We may modify, supplement, or add new Program Policies by notifying your company or by including updated Program Policies in the online portal through which you will manage your company’s business with Amazon (the “Portal”). Program Policies are incorporated by reference in this Agreement, which means that Program Policies form a part of your company’s contract with Amazon as if they were written in their entirety in this Agreement.

2.	Use of Mobile Technology and Licensed Materials.

(a)
Mobile Technology. We may establish requirements regarding the use of mobile technology, including phone, text, SMS, or mobile applications (collectively, “Mobile Technology”), and your company will use the Mobile Technology in accordance with our instructions when providing the Services.

(b)
Licensed Materials. We expect to provide your company with access to tools, software, applications, technology (including Mobile Technology), content, and trademarks (together with any related manuals and other documentation, collectively, “Licensed Materials”) to assist you in the operation of your company and to enable your company to more effectively provide the Services. If we make any Licensed Materials available to your company, Amazon grants your company, during the Term, a limited, nonexclusive, non-transferable, non-sublicensable, revocable license to use the Licensed Materials solely for the purpose of performing the Services. Neither your company nor any of its employees, contractors, subcontractors, agents, and representatives (including, for the avoidance of doubt, any individual that your company assigns to perform the Services) (“Personnel”) will copy, distribute, sublicense, modify, decompile, reverse engineer, or make derivative works based on the Licensed Materials or any part of the Licensed Materials. AMAZON LICENSES THE LICENSED MATERIALS TO YOUR COMPANY “AS IS” AND MAKES NO WARRANTIES OF ANY KIND REGARDING THE LICENSED MATERIALS, INCLUDING WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE. AMAZON DOES NOT WARRANT THAT THE LICENSED MATERIALS WILL MEET YOUR REQUIREMENTS OR WILL OPERATE UNINTERRUPTED, ERROR FREE OR PROVIDE ACCURATE, COMPLETE, OR UP-TO- DATE INFORMATION. AMAZON WILL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE, OR CLAIM CAUSED BY OR ATTRIBUTABLE TO ANY DEFECT OR DEFICIENCY IN ANY LICENSED MATERIALS.

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3.
Payment Terms. We will pay your company for providing Services based on the applicable rate structure(s) and payment terms described in the Program Policies (“Payment Terms”). If your company owes any amounts to us, or we pay or are obligated to pay any third party in satisfaction of any obligation (contractual or otherwise) your company fails to meet, we can deduct those amounts directly from the payments Amazon makes to you. Your company may charge and Amazon will pay applicable national, provincial or local sales or use taxes or value added taxes that your company is legally obligated to charge (“Taxes”), provided that such Taxes are stated on the original invoice that your company provides to Amazon and your company’s invoices state such Taxes separately and meet the requirements for a valid tax invoice. Amazon may provide your company with an exemption certificate or equivalent information acceptable to the relevant taxing authority, in which case, your company will not charge and or collect the Taxes covered by such certificate. Amazon may deduct or withhold any taxes that Amazon may be legally obligated to deduct or withhold from any amounts payable to your company under this Agreement, and payment to your company as reduced by such deductions or withholdings will constitute full payment and settlement to your company of amounts payable under this Agreement. Throughout the term of this Agreement, your company will provide Amazon with any forms, documents, or certifications as may be required for Amazon to satisfy any information reporting or withholding tax obligations with respect to any payments under this Agreement.

4.	Representations and Obligations.

(a)	Your company represents and confirms to us, and agrees that:

(i)
your company is a legal entity duly formed or incorporated, validly existing, and in good standing in its jurisdiction of formation or incorporation, and has all necessary power and authority to enter into and perform its obligations under this Agreement;

(ii)
no person who directly or indirectly owns or holds any equity, financial (including debt), or other interest (including by contract) in your company also directly or indirectly owns any equity, financial (including debt), or other interest (including by contract) in any other delivery service partner participating in the Program; and

(iii)	your company and its Personnel will at all times:

(A) perform the Services in a competent and workmanlike manner in accordance with the level of professional care customarily observed by highly skilled professionals rendering similar services;

(B) comply with all laws, rules, and regulations, including all applicable employment laws (“Laws”);

(C) hold, maintain, and comply with all licenses, permits, authorities, and approvals required to perform the Services (“Licenses”);

(D) notify Amazon immediately after becoming aware that any License has expired or been lost or suspended, or if your company or its Personnel are found by any governing authority to have violated any Law in connection with providing Services;

(E) comply with Amazon’s and any third party’s safety policies related to Amazon’s or the third party’s premises and cargo; and

(F) not infringe or misappropriate any third party’s trademarks, trade secrets, confidentiality rights, copyrights, patents, or any other intellectual property or proprietary rights (“Proprietary Rights”).

(b)	Your company and its Personnel will comply with Amazon’s Supplier Code of Conduct posted at http://www.amazon.com/gp/help/customer/display.html?ie=UTF8&nodeId=200885140.

(c)
We make no promises or representations as to the amount of business that your company can expect at any time under this Agreement. Your company can accept or reject any opportunity offered by us. We may give your company route plans, forecasts, or other projections, but any plans, forecasts, and other projections are subject to change and will not bind Amazon. We may engage the services of other companies that perform similar services as those provided by your company, and your company may perform similar services for other customers. We do not make any promise and do not guarantee that your company will earn any level of revenue, income, or profits, or that what your company earns will exceed the investment in your company’s business. The results of your company’s business will depend on your own efforts and management of your company’s expenses. Amazon does not require your company to maintain a fixed place of business in the area(s) in which your company provides Services.

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5.	Audits and Records Retention; Data Collection and Use.

(a)
Audits and Records Retention. Your company will keep true and complete records relating to the Services and this Agreement, including with respect to any payments your company makes to any other person (including your company’s Personnel) or entity (collectively, “Records”). Amazon and its designees may inspect the Records to verify your company’s compliance with both applicable Law and this Agreement, including the Program Policies. For example, we may inspect paystubs and other Records to confirm that your company is complying with applicable employment standards Laws and may inspect your company’s insurance policies and certificates of insurance to confirm that your company maintains the applicable insurance required by the Program. Your company will obtain all required consents from its Personnel permitting the use and disclosure of this information to Amazon for the purpose of ensuring compliance with applicable Law and this Agreement, including the Program Policies.

Within [***] of a request, your company will provide us with access to, and electronic copies of, all Records requested by us in a form satisfactory to us. Your company will permit Amazon and its designees to conduct an inspection of any facility from which you operate or conduct business within [***]of our request. Our rights under this paragraph will survive for three years after your company stops providing the Services.

(b)
Data Collection and Use. You acknowledge that data or other information will be collected or generated as your company and its Personnel provide the Services. That information or data may be generated and held by you, your Personnel or a third party service provider you work with (such as your telematics or payroll provider), or may be generated and held by Amazon through use of Mobile Technology, a website, or a telematics or e-logging device by you or your Personnel. Together this data is referred to as “Collected Data”.

The Collected Data may include the geo-location of your company’s Personnel, and related tracking data, including location, movements, speed of travel, and personally identifiable information of your company’s Personnel. It may also include your company’s Records.

To the extent it is not already in Amazon’s possession, you will provide us with any and all Collected Data upon our request. Certain types of Collected Data may be collected and stored by third parties, and your company authorizes any third party with access to Collected Data to provide that Collected Data to Amazon. Your company consents to Amazon’s collection and use of Collected Data and agrees to obtain all consents from its Personnel or other third parties (prior to or at the time of the collection of the Collected Data) to enable us to collect and use Collected Data for the purpose of this Agreement or the Program Policies. Your company agrees that Amazon owns all Collected Data and that we may use Collected Data and share Collected Data with third parties in our discretion. Your company waives and releases Amazon from all claims arising out of or in any way related to our collection, use, or sharing of Collected Data. Your company further agrees to indemnify Amazon with respect to any claims arising out of or in any way related to the transfer of Collected Data from your company or third parties to Amazon and the failure by your company to obtain the required consents from Personnel.

6.	Termination.

(a)	In addition to the right of either party to prevent the automatic renewal of this Agreement as set out in Section 1(a) above, this Agreement may be terminated as follows:

(i)
your company may terminate this Agreement at any time and for any reason by giving us at least [***]prior written notice of termination; however, your company may not terminate this Agreement without cause with an effective date of termination during any November 1 through January 15 period, and any termination that would otherwise become effective during that period will be suspended until the next-occurring January 16; or

(ii)
Amazon may terminate this Agreement by providing written notice to your company, (A) if your company breaches this Agreement (including, for the avoidance of doubt, any Program Policy) and fails to cure the breach (if the breach is capable of being cured) within [***]of receiving written notice of the breach from us, (B) if your company fails to meet the Service Level Standards set out in the Program Policies for a sustained period of time, as defined in the Program Policies, (C) if your company or any of its Personnel violates any applicable Law, (D) if any information that you or your company provides to Amazon (including in connection with Amazon’s vetting and onboarding processes) is not true and complete in all material respects, (E) if we decide to close, or materially reduce the delivery volume at, a delivery station or other distribution point from which your company provides Services. (F) if your company repeatedly breaches this Agreement (including, for the avoidance of doubt, any Program Policy), whether or not your company cures one or more of the breaches, (G) at any time prior to your company beginning to provide Services under this Agreement, if you breach or your company breaches this Agreement (including, for the avoidance of doubt, any Program Policy) or if you or your company fails to comply in a timely manner with any requirements of the Program communicated by Amazon that must be completed prior to your company beginning to provide Services, including onboarding and pre-launch preparations such as DSPi and OEW, or (H) if your company fails to timely pay any amounts that are due and payable to any employee or third-party vendor (including any vendor in connection with any VAS Program).

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(b)
If the Payment Terms provide for a monthly per vehicle component with respect to the Services that your company provides and we reduce the number of delivery routes that we offer to your company, we may cease paying the monthly per vehicle component of the Payment Terms with respect to any excess vehicles by providing [***] prior written notice to your company.

(c)
If your company breaches this Agreement (including, for the avoidance of doubt, any Program Policy) and at the time of the breach your company is leasing vehicles through a VAS Program (as defined below), then at our request, your company will return to the lessor of the vehicles the number of vehicles specified by us, and we will cease paying the monthly per vehicle component of the Payment Terms with respect to those returned vehicles. At our request, your company will also cease its participation in any other VAS Program (including, for example, any fuel card program) and will return to Amazon any equipment and other materials provided to your company by Amazon.

(d)
If we terminate or decide to not renew this Agreement, we will not be liable for any severance payment, penalty, damages, loss of goodwill, or anticipated income or any expenditures, investments, leases, or commitments made by your company.

(e)
In connection with the termination or non-renewal of this Agreement for any reason, your company will provide reasonable assistance to us in order to facilitate an orderly transition of the Services to Amazon or another service provider designated by us.

(f)
The following sections of this Agreement will survive termination or non-renewal of this Agreement: Representations and Obligations; Audits and Record Retention; Data Collection and Use; Termination; Confidentiality; Information Security; Independent Contractor Relationship; Limitation of Liability; Indemnification; Governing Law; Submission to Arbitration; Remedies; Entire Agreement; Assignment; Construction; and Notices.

7.	Confidentiality; Information Security.

(a)	Your company and its Affiliates (as defined below) and their respective Personnel will:

(i)
protect and not disclose the terms of this Agreement and any other information that is identified as confidential or that reasonably should be considered confidential to Amazon regardless of when received (“Confidential Information”);

(ii)	use Confidential Information only to fulfill your company’s obligations under this Agreement; and

(iii)	promptly return to Amazon or destroy Confidential Information when requested by us or when this Agreement is terminated or not renewed.

Your company will not, without our prior written consent, (A) use any trademark or other Proprietary Right of Amazon (except as otherwise expressly permitted by this Agreement), (B) issue press releases or other publicity relating to Amazon, the Program, or this Agreement, or (C) refer to Amazon or its Affiliates in any advertising or promotional materials. “Affiliate” means, with respect to any entity (the “subject entity”), any person or other entity that directly or indirectly controls, is controlled by, or is under common control with, the subject entity, where the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

(b)
Your company will use any personally identifiable information concerning Amazon’s customers, suppliers, employees, or contractors, including names, addresses, e-mail addresses, telephone numbers, building or community access codes, and financial information (collectively, “Personal Information” and together with Confidential Information, collectively, “Amazon Information”), solely for the purpose of providing Services and at all times in compliance with applicable privacy Laws. Your company will not transfer, disclose or sell Personal Information and will not develop lists of or aggregate Personal Information. Your company will delete Personal Information upon our request.

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(c)
Your company will comply with Amazon’s standards for protecting the confidentiality and integrity of all transmissions of Amazon Information. Your company will immediately inform Amazon of any actual or suspected unauthorized access, collection, acquisition, use, transmission, disclosure, corruption, or loss of Amazon Information (each, an “Information Security Incident”), and your company will cooperate with Amazon and take all actions required by Amazon to rectify all Information Security Incidents. If your company is required by Law to retain archival copies of Amazon Information for tax or similar regulatory purposes, your company will store the Amazon Information in accordance with Amazon’s information security policies in effect from time to time.

8.            Insurance. Your company will comply with the insurance requirements set out in the Program Policies.

9.           Value-Added Services. As a benefit of participating in the Program, your company will have access to value-added services programs arranged by Amazon with third-party vendors that have agreed to offer goods and services to assist your company in the operation of its business (“VAS Programs”). For example, VAS Programs may include offers for vehicle leasing, insurance, fuel cards, mobile devices, and uniforms. Any VAS Program is established solely for your company’s consideration, and your company is not required to participate in any VAS Program in order to participate in the Program or to provide Services. Your company’s participation in any VAS Program is not essential to the success of your company’s business. We may, in our sole discretion, terminate or discontinue any VAS Program at any time without any liability to your company. Our establishment of any VAS Program does not result in our engagement in the underlying business of the VAS Program or confer upon Amazon any responsibility for, or liability from, the VAS Program, including compliance with any applicable licensing requirements. YOUR COMPANY WAIVES ALL CLAIMS IT MAY HAVE AGAINST AMAZON ARISING OUT OF OR RELATING TO ITS PARTICIPATION IN ANY VAS PROGRAM.

10.         Independent Contractor Relationship. Your company is an independent contractor of Amazon. Your company has exclusive responsibility for its Personnel, including exclusive control over compensation, hours, and working conditions. Your company’s Personnel are not eligible for any employee benefits available to employees of Amazon or any of its Affiliates. Neither your company nor any of its Personnel has any authority to bind Amazon to any agreement or obligation.

11.          Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW:

(a)	AMAZON WILL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING ECONOMIC LOSS, LOSS OF PROFITS, LOSS OF BUSINESS, DEPLETION OF GOODWILL, AND ANY OTHER SIMILAR LOSS; AND

(b)
AMAZON’S AGGREGATE LIABILITY UNDER THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE PROGRAM IS LIMITED TO THE TOTAL AMOUNT PAID BY AMAZON TO YOUR COMPANY FOR THE PARTICULAR SERVICES GIVING RISE TO LIABILITY IN THE SIX-MONTH PERIOD PRIOR TO THE EVENT(S) GIVING RISE TO THE CLAIM, EXCEPT THAT NOTHING IN THIS PARAGRAPH LIMITS AMAZON’S OBLIGATION TO PAY YOUR COMPANY FOR SERVICES RENDERED AS REQUIRED UNDER THE TERMS OF THIS AGREEMENT.

12.          Indemnification. Your company agrees to defend and indemnify Amazon, its Affiliates, and its and their respective directors, officers, employees and agents (collectively, the “Amazon Indemnified Parties”) and hold them harmless for any loss or damage incurred by them, or any claim brought by a third party against them arising out of or in connection with:

(a)
any act or omission by you, your company, your or your company’s Affiliates, or any of their respective Personnel, including any act or omission resulting in the death of or injury to any person, loss or damage to any property, or any other loss;

(b)	your company’s breach of this Agreement (including, for the avoidance of doubt, any of the Program Policies);

(c)	any infringement or misappropriation of any Proprietary Right by you, your company, your or your company’s Affiliates, or any of their respective Personnel;

(d)	any negligence, strict liability act or omission, fraud, or willful misconduct of you, your company, your or your company’s Affiliates, or any of their respective Personnel; or

(e)	any failure by your company, or your or your company’s Affiliates to satisfy any obligation (contractual or otherwise) to any third party, including any failure to pay amounts owed to a third party.

Subsection (a) through (e) above are referred to, collectively, as “Claims”. Your company will not be liable under this Section 12 to the extent liability for a Claim is caused by the negligence or intentional misconduct of the Amazon Indemnified Parties, as determined by a final, non-appealable order of a court having jurisdiction.

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Your company will not consent to the entry of a judgment or settle any Claim without the prior written consent of the Amazon Indemnified Parties. The Amazon Indemnified Parties may take control of the defense of any Claim at any time. If the Amazon Indemnified Parties do not take control of the defense of any Claim, your company will use counsel reasonably satisfactory to Amazon to defend the Claim. Your company’s obligations under this paragraph are independent of your company’s other obligations under this Agreement.

13.        Governing Law; Submission to Arbitration. ANY DISPUTE OR CLAIM RELATING IN ANY WAY OR ARISING OUT OF THIS AGREEMENT WILL BE RESOLVED BY BINDING ARBITRATION, RATHER THAN IN COURT, except that your company may assert claims in small claims court if your claims qualify. The Arbitration Act of the province of Ontario applies to this agreement. THERE IS NO JUDGE OR JURY IN ARBITRATION, AND COURT REVIEW OF AN ARBITRATION AWARD IS LIMITED. HOWEVER, AN ARBITRATOR CAN AWARD ON AN INDIVIDUAL BASIS THE SAME DAMAGES AND RELIEF AS A COURT (INCLUDING INJUNCTIVE AND DECLARATORY RELIEF OR STATUTORY DAMAGES), AND MUST FOLLOW THE TERMS OF THIS AGREEMENT AS A COURT WOULD. To begin an arbitration proceeding, your company must send a letter requesting arbitration and describing your claim to our registered agent Corporation Service Company, 300 Deschutes Way SW, Suite 304, Tumwater, WA 98051. The arbitration will be conducted under the Arbitration Rules of the ADR Institute of Canada, Inc. (ADR Rules). The ADR's rules are available at http://adric.ca or by calling 1-877-475-4353. Payment of all filing, administration and arbitrator fees will be governed by the ADR's rules. Amazon will reimburse those fees for claims totaling less than CAD $10,000 unless the arbitrator determines the claims are frivolous. Likewise, Amazon will not seek attorneys' fees and costs in arbitration unless the arbitrator determines the claims are frivolous. Your company may choose to have the arbitration conducted by telephone, based on written submissions, or in person in the province where you live or at another mutually agreed location. YOUR COMPANY AND AMAZON EACH AGREE THAT ANY DISPUTE RESOLUTION PROCEEDINGS WILL BE CONDUCTED ONLY ON AN INDIVIDUAL BASIS AND NOT IN A CLASS, CONSOLIDATED OR REPRESENTATIVE ACTION. If for any reason a claim proceeds in court rather than in arbitration YOUR COMPANY AND AMAZON EACH WAIVE ANY RIGHT TO A JURY TRIAL. Your company and Amazon also both agree that your company or Amazon may bring suit in court to enjoin infringement or other misuse of intellectual property rights. By entering into this Agreement, you agree that the Arbitration Act of the province of Ontario and the laws of the province of Ontario, without regard to principles of conflict of laws, will govern this Agreement and any dispute of any sort that might arise between your company and Amazon.

14.        Modifications; Waivers. We may modify this Agreement (including, for the avoidance of doubt, the Program Policies) at any time by posting a revised version in the Portal or by otherwise providing notice to your company. Your company is responsible for reviewing this Agreement regularly to stay informed of any modifications. IF YOUR COMPANY CONTINUES TO PERFORM THE SERVICES AFTER THE EFFECTIVE DATE OF ANY MODIFICATION TO THIS AGREEMENT, YOUR COMPANY AGREES TO BE BOUND BY THE MODIFICATIONS. IF YOUR COMPANY DOES NOT AGREE TO THE MODIFICATIONS, YOUR COMPANY MUST STOP PERFORMING SERVICES. Neither party waives any right under this Agreement by failing to insist on compliance with any of the provisions, or by failing to exercise any of its rights. Any waivers granted are effective only if recorded in writing signed by an authorized representative of the party granting the waiver.

15.        Remedies; Entire Agreement; Assignment; Construction. The parties’ rights and remedies under this Agreement are cumulative. Your company acknowledges that any breach of this Agreement by your company would cause irreparable harm to Amazon for which Amazon has no adequate remedies at law. Accordingly, we are entitled to specific performance or injunctive relief for any breach of this Agreement by your company without the necessity of proving damages or posting bond.

If any portion of this Agreement is held to be invalid, then that provision will be modified to the extent necessary to give effect to the commercial intentions of the parties and to make it enforceable, and any invalidity will not affect the remaining provisions.

This Agreement (including, for the avoidance of doubt, the Program Policies) is the complete agreement of the parties relating to the Services and supersedes all prior agreements and discussions relating to the same.

Your company will not assign (including by merger, stock sale, operation of law, or any other means), subcontract, or delegate, any part or all of its rights or obligations under this Agreement without Amazon’s prior written consent. Any attempt to do so in violation of this section is void in each instance. Amazon may assign this Agreement (or any of its rights and obligations under this Agreement or any Work Order): (a) to any of its affiliates; or (b) in connection with any merger, consolidation, reorganization, sale of all or substantially all of its assets or any similar transaction.

The use of the word “including” and similar terms in this Agreement will be construed without limitation. Each party and its counsel has reviewed and jointly participated in the establishment of this Agreement. No rule of strict construction or presumption that ambiguities will be construed against any drafter will apply.

16.          Notices. We may provide notices to your company by email sent to any email address that your company has on file with us or that your company has otherwise designated to us. Notices to your company will be effective when sent by us. Your company may provide notices to us by pre-paid post requiring signature on receipt or personal delivery to the addresses set out below. Notices to Amazon will be effective when received by us.

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7

Amazon Canada Fulfillment Services, ULC
Attention: Director, Amazon Canada Fulfillment Services, ULC
(if by USPS):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210;
with a copy to:
Attention: General Counsel
(same P.O. box and courier address)
and with a copy via email to:
[***]

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IN WITNESS WHEREOF, properly authorized representatives of the undersigned have executed this Agreement.

ParcelPal		AMAZON CANADA FULFILLMENT SERVICES, ULC

By:		By:
Name:	Rich Wheeless	Name:	Jasmin Begagic
Title:	Chief Executive Officer	Title:	Director, AMZL Canada Ops
Date:	February 11, 2021	Date:	February 11, 2021

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EXHIBIT A

Program Policies

Please see attached.

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CANADA PROGRAM POLICIES

Welcome to the Program
Welcome to the Delivery Service Partner Program (the “Program”), where your company will have the opportunity to contract with Amazon and deliver packages and other products to Amazon customers. Amazon is excited that your company is participating in the Program.

Capitalized terms used but not defined in these Program Policies have the meanings ascribed to those terms in the Delivery Service Partner Program Agreement (the “Program Agreement”). These Program Policies are subject to change from time to time at Amazon’s sole discretion. As provided in the Program Agreement, Amazon has the right to audit your company’s compliance with any of the below Program Policies and applicable Law.

Program and Compliance Requirements
Unless otherwise specified in writing by Amazon (including in any separate Program Policy that is posted in the Portal), the following Program and Compliance Requirements apply to your company in connection with the Program. Amazon reserves the right to prohibit any of your company’s employees who fail to comply with the Program and Compliance Requirements from delivering Amazon packages, otherwise providing Services, or coming onto Amazon property. Failure to meet the Program and Compliance Requirements may result in your company needing to take immediate action to remediate and could result in loss of incentives/bonuses, route reductions, and/or termination of your company’s Program Agreement.

A.	Insurance requirements

Your company must meet the following insurance requirements in order to participate in the Program:

1)	Your company must obtain and maintain at all times during which your company provides Services the following types and levels of insurance:
•	Commercial General Liability insurance with limits of not less than [***] per occurrence and CAD [***] in the general aggregate;
•	Business Automobile Liability insurance under applicable Law with a limit of not less than CAD [***] per occurrence for bodily injury and property damage combined; and
•	Workers’ Compensation insurance as required by law and Employer’s Liability Insurance with a limit of not less than CAD [***].

2)	Each of your company’s insurance policies must:
•
Provide that coverage limits won’t be reduced below the limits required above and won’t be canceled or allowed to expire without at least [***] prior written notice from the insurance carrier to Amazon;

•
For Commercial General Liability and Business Automobile Liability, name Amazon and its Affiliates, and their respective officers, directors, employees, successors, assigns, licensees, distributors, contractors and agents as additional insureds (“Amazon Additional Insureds”);

•	Provide coverage on an occurrence basis;
•	Waive any insurer right of subrogation against Amazon Additional Insureds;
•	Provide primary coverage, without any right of contribution from any other insurance that Amazon or any of its Affiliates may have;
•
Identify Amazon Canada Fulfillment Services, ULC c/o RMIS, 5388 Sterling Center Drive, Westlake Village, CA 91361 as the Certificate Holder on the insurance policy to allow Registry Monitoring Insurance Services, Inc. to conduct continuous monitoring of insurance and operating authority; and

•	Enroll your company with Registry Monitoring Insurance Services, Inc. via an invitation sent from Amazon.

B.	Vehicle specification requirements

In connection with performing Services, your company must register delivery vehicles with Amazon and those delivery vehicles must:

•	[***];
•	[***];

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•	Comply with all applicable Laws (including with respect to inspections, registration, and required vehicle markings);
•	[***]; and
•	[***].

C.	Branding Requirements

Your company can choose to be a “branded” or an “unbranded” delivery service partner.

To qualify as branded:
[***];
o	[***];
o	[***];
o	[***];
o	[***].
•	Your company must lease vehicles through the Vehicle Leasing Program, [***].
o	Your company may use vehicles leased through the Vehicle Leasing Program solely to provide Services to Amazon and not for any other purpose.

If your company is “unbranded”, your company’s vehicles must display no branding or advertising (aside from standard branding of a rental company on any rental vehicles) and DAs, [***].

D.	Delivery device requirements

Your company must supply delivery devices (including data plans) for DAs to use while performing Services. DAs must use your company devices while performing Services, and the devices should satisfy the following specifications:
•	[***];
•	[***];
•	[***];
•	[***].

E.	Eligibility requirements for your company’s employees

All individuals that your company assigns to provide Services must be employees as opposed to independent contractors. Your company must not engage any independent contractors or any other subcontractors to perform the Services without Amazon’s prior written consent.

To be eligible to perform Services, you and your company’s employees must meet the following requirements before providing Services:

•	Be at least 21 years of age and have a valid drivers’ license of the type required to operate the applicable motor vehicle;
•	Be at least 18 years of age if acting in a non-driving capacity;
•	Pass a criminal background check in accordance with Amazon’s standards (included as an onboarding step in the Portal);
•	Provide a driver’s record or abstract in accordance with Amazon’s standards (included as an onboarding step in the Portal, and applicable to motor vehicle operators only);

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•
Sign and agree to consent forms that allow your company to share with Amazon results of their compensation information, performance management/disciplinary actions, and any other information that Amazon may request in connection with exercising its audit rights;

•	Sign and agree to a confidentiality and non-disclosure agreement to protect customer and Amazon confidential information and data; and
•	Sign and agree to an arbitration agreement with a class action waiver.
•	Complete applicable training programs specified by Amazon.

Additionally, on an ongoing basis:
•	Your company’s employees may be required to pass additional background checks and/or provide driver’s records or abstracts as determined by Amazon in order to be eligible to provide Services;
•
Your company is required to conduct drug and alcohol testing on your company's driver following an automobile accident (a) that results in (i) human fatality, (ii) bodily injury to any party that requires treatment away from the scene, or (iii) disabling damage to any motor vehicle that requires a tow away. If your company's driver fails or refuses to submit to drug and alcohol testing, without good reason, the driver will no longer be permitted to provide Services; and

•	Your company is required to conduct drug and alcohol testing on your company’s employee when there is reasonable suspicion that he or she is under the influence of drugs or alcohol.
o
Your company must develop a policy for determining when reasonable suspicion exists and perform assessments and tests in accordance with that policy. Your company will be required to maintain appropriate records related to re-screening.

o
An Amazon representative can require your company to perform a reasonable suspicion test if he or she reasonably suspects that one of your company’s employees is under the influence of drugs or alcohol.

F.	Wage, Hour, and Benefits Requirements

The below requirements are in addition to the minimum employment standards requirements with which your company must comply under applicable Law:
•	Your company must pay its non-exempt employees on the basis of an hourly compensation structure and pay any applicable overtime, and not on a per route, per block, or per day basis;
•
The hourly wage rate that your company pays its non-exempt employees must be no less than the greater of (i) the minimum wage required by applicable law, and (ii) the hourly wage specified in the Delivery Service Partner Program Wage Table that can be found on the Portal;

•
Your company will not make any non-mandatory deductions from its employees’ wages, charge its employees or job applicants for any costs, or require any security deposits from employees or job applicants including any deductions, charges, or deposits for uniforms or delivery devices, background checks, drug tests, vehicle damages, vehicle repairs, parking tickets, insurance deductibles, or any other insurance related costs;

•
Your company must electronically track and record the hours worked by your company’s employees (including unpaid breaks, e.g. meal breaks) and accurately pay each of your company’s employees in a timely manner that complies with all applicable laws. Unless otherwise permitted in writing by Amazon, your company must adopt ADP payroll and time tracking software and allow Amazon to access your company’s data;

o
Your company must offer all of its employees working scheduled shifts of eight hours or longer an unpaid, uninterrupted meal break of at least 30 minutes, including a longer meal break if required by provincial or federal law, as well as two paid 15 minute rest breaks. To the extent applicable law requires your company to provide employees with additional breaks, your company will comply with those requirements. Your company’s employees must record these breaks within the time tracking and attendance applications within ADP.

•
Your company is required to offer health and dental care coverage that, at a minimum, meets the requirements indicated by Amazon to all of your employees who, with respect to any month, are employed on average at least 30 hours of service per week. The waiting period for such coverage must be no longer than 30 days from date-of-hire;

•	Your company must offer all DAs vacation time and vacation pay:
o
DAs with less than 5 years of service must be entitled to a minimum of two weeks’ vacation time after each 12 month vacation year, and 4% of the DAs wages (as defined by applicable provincial law) for that year;

o
DAs with more than 5 years of service must be entitled to a minimum of three weeks’ vacation time after each 12 month vacation year, and 6% of the DAs wages (as defined by applicable provincial law) for that year; and

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o	Upon termination or resignation of a DAs employment, all accrued but unpaid vacation pay must be paid to the DA, even if the DA has not reached 12 months of service.
o	If provincial law requires you to offer greater amounts of vacation time or pay, you must at a minimum offer the greater amount.

G.	Seasonal Employees

During the peak holiday season, your company may employ “Seasonal Employees” to perform Services on its seasonal (e.g. temporary) routes with reduced branding, and health care coverage requirements, as follows:
o
Seasonal Employees must be hired via job postings and employment contracts specifying a contractual starting date no earlier than October 15 and an ending date of no later than January 15 as well as be designated as seasonal/temporary in your payroll systems;

o	Your company is not required to offer Seasonal Employees the health care coverage as described in Section G above; and
o
Seasonal Employees can satisfy their branding requirements by wearing an Amazon branded vest purchased by your company through an Amazon approved vendor while performing Services rather than through wearing Amazon branded tops and bottoms as described in Section D above.

Your company will convert any Seasonal Employee employed by your company past January 15 to non-Seasonal, and all normal branding and health care coverage requirements will apply to that employee of your company.

H.	Standards of professional conduct

While performing Services or while on Amazon property, or otherwise while acting on behalf of your company, your company and its employees must:
•	Be professional at all times;
•
Protect and respect customer experience, packages, and property, and not steal, dispose of, or mishandle any packages or property and not enter the homes of any customers, unless explicitly requested by Amazon in the performance of Services (e.g. scheduled in-home deliveries);

•	Not possess or use any weapon, improvised weapon, or makeshift weapon, including any firearms or knives;
•	Not possess, sell, purchase, use, or be under the influence of illegal drugs, alcohol, or any medications or substances that impair driving abilities;
•
Not engage in violent, threatening, or offensive acts, behaviors or gestures (physical or verbal) towards any other person, including Amazon employees, other Amazon suppliers with whom they may come into contact, Amazon customers, or the general public;

•
Immediately report to the On Road Emergency Hotline (844-311-0406) any interactions, incidents, or occurrences that may impact customer trust of your company or of Amazon, including safety incidents described below in the Safety and Service Standards, any violations of Law, any negative interactions with customers or the general public, or any vehicle accidents that result in human fatalities, bodily injuries to any party that require treatment away from the scene, or any disabling damage to motor vehicles that require a tow away; and

•	Not use the Amazon account (“log-in”) of any other individual or divulge their account information to another individual (e.g. credential sharing);

I.	Non-solicitation requirements

While on Amazon property, or when interacting with Amazon customers in connection with providing Services, your company and its employees must not participate in any solicitation of any kind, including the distribution of any literature or materials; the sale of merchandise, products, or services; seeking financial contributions, memberships, subscriptions, or signatures; or the distribution of advertisements or other commercial materials.

J.	Delivery Station Safety Standards

While on Amazon property, your company and its employees must meet the following safety requirements:
•	At all times wear a reflective safety vest and any other required personal protective equipment and display their Amazon issued identification badge;
•	Never wear headphones;

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•	When operating motor vehicles:
o	Have the hazard lights (“flashers”) turned on;
o	Not exceed 8 Kilometers per hour;
o	Honk the horn to alert bystanders when entering or exiting the Amazon facility or while accelerating from a stopped position within the facility;
o	Never leave a vehicle “idling” within the facility;
o	Always leave unattended vehicles in “park”, with the parking brake engaged;
o	Always use a spotter when operating a vehicle in reverse; and
o	Always follow locally posted safety instructions; and
•	When handling packages marked as “Heavy” or “Team Lift”:
o	Always use a dolly to transport/move packages and do not leave packages unattended on a dolly;
o	Always push the dolly; and
o	Ask for assistance in transporting/moving packages that you cannot safely move yourself.

K.	On-road Safety Standards

While performing Services, your company and its employees must meet the following safety and compliance requirements:
•	Comply with all applicable Laws pertaining to general and commercial motor vehicle operation, the environment, health, and safety (including with respect to speed and distracted driving);
•	Wear a seat belt while providing Services, even if not required by applicable Law;
•	At all times wear closed-toed shoes;
•	When handling packages marked as “Heavy” or “Team Lift”:
o	Always use a dolly to transport/move packages and do not leave packages unattended on a dolly;
o	Always push the dolly; and
o	Ask for assistance in transporting/moving packages that you cannot safely move yourself.
•
Immediately notify the On Road Emergency Hotline (844-311-0406) in the event of a significant safety incident or any other sensitive incidents that may impact customer trust of your company or Amazon, including any incidents involving any fatalities, injuries, damage to vehicles resulting in the need of a tow, assault, robbery, vehicle/package theft, physical or verbal threats, harassment, dog bites, trailing or following, and property damage;

•
Notify Amazon’s Dangerous Goods Compliance department (at the phone number or email address designated by Amazon for this purpose) promptly (and in any event within 24 hours) after becoming aware of any (a) injury to persons, property damage, environmental damage, fire, breakage, spillage, leakage, or any other accident or incident involving any product defined, designated, or classified as hazardous material, hazardous substance, or dangerous good (including limited and excepted quantities, consumer commodity, ORM-D, lithium batteries, and radioactive and magnetic materials) under any applicable Law and transported by your company under the Program Agreement (collectively, “Hazardous Materials”), (b) event or circumstance involving Hazardous Materials that violates or is reasonably likely to violate any applicable law, rule, or regulation, or (c) investigation of any shipment containing Hazardous Materials by any governmental agency or authority; and

•	Notify any required federal, provincial, local or other authority in the event of an incident which is reportable under applicable Law.

L.	[***]

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F.	[***]

G.	[***]

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I.	[***]

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L.	[***]